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                                                                   Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of CSS Industries, Inc. (the "Company") on Form 10-K for the year ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clifford E. Pietrafitta, Vice President -- Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1 1350, as adopted pursuant to 1 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                              /s/ Clifford E. Pietrafitta
                                              ---------------------------------
                                              Clifford E. Pietrafitta
                                              Vice President - Finance and
                                                Chief Financial Officer




June 18, 2003